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                                                  Exhibit 23


               Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-9798) pertaining to the Amoco Fabrics and Fibers Company Salaried 401(k) Savings Plan of BP Amoco p.l.c. of our report dated June 15, 2000, with respect to the financial statements of the Amoco Fabrics and Fibers Company Salaried 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.




Chicago, Illinois                       Ernst  &  Young LLP
June 26, 2000

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